Exhibit 10.5

                          SECOND AMENDED AND RESTATED
                          NON-RECOURSE PLEDGE AGREEMENT
                              AND IRREVOCABLE PROXY


                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of October 31, 2001 (this "Agreement"), by and between R.A.B. ENTERPRISES, INC., a Delaware corporation (the "Grantor") and The Chase Manhattan Bank, a New York banking corporation, as agent (the "Agent") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of May 1, 1998, by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz", each of Millbrook and Manischewitz a "Borrower" and, collectively, the "Borrowers"), the Lenders, the Agent and Bank of America, N.A., as co-Agent and documentation agent (the "Co-Agent") (as amended, modified or supplemented from time to time in accordance with its terms, the "Amended Credit Agreement") and
(ii) for itself as issuer of the Letters of Credit.

A. The Agent, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Borrowers pursuant to, and subject to the terms and conditions of, the Amended Credit Agreement. The obligation of the Lenders to extend such Loans and of the Agent to issue Letters of Credit under the Amended Credit Agreement is conditioned on the execution and delivery by the Grantor of a pledge agreement in the form hereof to secure on a nonrecourse basis the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Borrowers, would accrue on such obligations, whether or not a claim is allowed against the Borrowers for such interest in the related bankruptcy proceeding), pursuant to the irrevocable proxy granted herein, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantor at any time and from time to time under this Pledge Agreement and (d) all other obligations of the Borrowers at any time and from time to time under the Amended Credit Agreement and the other Loan Documents).

B. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.

                  Accordingly, the Grantor and the Agent hereby agree as follows:

1. Pledge. (a) As security for the payment in full of the Secured Obligations, the Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Agent, and grants, on a non-recourse basis, to the Agent, for its own benefit and for the benefit of the Lenders, a security interest in (a) the shares of capital stock or equity interests of the issuers listed in Schedule I annexed hereto next to the Grantor's name (the "Initial Pledged Stock") and any additional shares of common stock or equity interests of the issuers obtained in the future by the Grantor (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "Pledged Stock"), (b) all instruments of indebtedness (whether now existing or hereinafter arising) by Millbrook or Manischewitz which name the Grantor as payee thereunder (the "Pledged Debt") and
(c) subject to Section 5 below, all proceeds of the Pledged Stock and Pledged Debt, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) through (c) being collectively called the "Collateral"). Upon delivery to the Agent, any securities, other than debt securities, now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

(b) It is understood and agreed that it is the intention of the foregoing that this Agreement is a non-recourse obligation and that the Agent's rights to recover against the Grantor with respect to the Secured Obligations (including, without limitation the Agent's reasonable fees and out-of-pocket expenses pursuant to Section 14 hereof) shall be strictly limited to the Collateral only, and the Agent and the Co-Agent shall have no rights or remedies against, or recourse to, the Grantor with respect to any of the Secured Obligations.

2. Delivery of Collateral. The Grantor agrees to deliver promptly or cause to be delivered to the Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

3. Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants to and with the Agent that:

(a) the Grantor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Stock and the payee of the Pledged Debt that it is pledging hereunder except for the delivery and endorsement over of the Collateral to the Agent as contemplated hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens of every kind and nature, except for the Lien in favor of the Agent granted pursuant to this Agreement, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) except as permitted under the Amended Credit Agreement, will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

(b) the Grantor (i) has the authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, and (ii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all persons whomsoever;

(c) no consent or approval of any governmental body or regulatory authority or any securities exchange is necessary to the validity of the pledge effected hereby;

(d) by virtue of the execution and delivery by the Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Secured Obligations, prior to all other Liens thereon or therein;

(e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein; and

(f) all of the Initial Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock or equity interests of the issuers set forth in Schedule I annexed hereto.

All representations, warranties and covenants of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 15 hereof.

4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall (i) have the right (in its sole and absolute discretion with prior notice to the Grantor) to transfer to or to register the Pledged Stock in its own name or the name of its nominee, and (ii) at all times have the right to exchange the certificates representing Pledged Stock for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(a) Voting Rights; Dividends; etc. Unless and until an Event of Default shall have occurred and be continuing:

(i) The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Amended Credit Agreement provided that such action would not adversely affect the rights inuring to the Agent or the Lenders under this Agreement or the Amended Credit Agreement or adversely affect the rights and remedies of the Agent or the Lenders under this Agreement or the Amended Credit Agreement or the ability of the Agent or the Lenders to exercise the same.

(ii) The Agent shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

(iii) The Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Stock only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Amended Credit Agreement and applicable laws. Any and all

a. noncash dividends,

b. stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Stock (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Borrowers of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which the Borrowers is or may be a party or otherwise shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to receive any dividends, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by the Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof.

(c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease pursuant to the irrevocable proxy granted herein, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

(d) As long as the Amended Credit Agreement remains in effect and until all of the Secured Obligations have been paid fully and indefeasibly, any payments made in respect of the Pledged Debt (other than interest, so long as no Default or Event of Default has occurred and is continuing) shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received to be held as part of the Collateral hereunder.

(e) In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request.

                  Without limiting the effect of the foregoing, the Grantor does hereby constitute and appoint the Agent as its proxy, effective upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders' meetings to be held from time to time with full power to vote and act for and in the name, place and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Agent full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any person (including the issuer of the Pledged Stock or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

                  Any proxy or proxies heretofore given by the Grantor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied in full in accordance with the terms of the Amended Credit Agreement.

5. Issuance of Additional Stock. The Grantor agrees that it will cause the issuers listed in Schedule 1 annexed hereto not to issue any common stock, equity interests or other securities convertible into common stock or equity interests, as the case may be, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities.

6. Intentionally Omitted.

7. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Any such sale or disposition shall be conducted and shall conform to the standards of commercial reasonableness as provided in the Uniform Commercial Code as in effect in the State of New York to the extent applicable to such sale or disposition. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of the Uniform Commercial Code as in effect in New York) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Agent may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from the Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

8. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                  FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor or to protect and preserve the Collateral and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Amended Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                  THIRD, to the Agent to be held as cash collateral to the extent of undrawn amounts, if any, of outstanding Letters of Credit;

                  FOURTH, to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Amended Credit Agreement);

                  FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                  SIXTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

9. Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent its attorney-in-fact, effective upon the occurrence and continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent. The Agent may present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Agent or the Lenders in the absence of the gross negligence or wilful misconduct of the Agent or the Lenders.

10. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

11. Confirmation of Security Interest. The Grantor hereby ratifies and confirms the grant of a security interest in the Collateral contained (and as defined) in the Pledge Agreement as of the Closing Date (as amended through the date hereof), which security interest shall continue in full force and effect without interruption, and the security interest granted therein, as amended and restated hereby, shall constitute a single grant of a security interest.

12. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Amended Credit Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing (other than as resulting from the Agent's gross negligence or willful misconduct), (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Amended Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Agreement.

13. Agent's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the custody or preservation of (after the occurrence and continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith, (ii) the exercise or enforcement of any of the rights of the Agent hereunder in accordance herewith or (iii) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies, and holds the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Agent or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

14. Termination. This Agreement shall terminate upon the earlier to occur of (a) the date when the Grantor shall make (x) a capital contribution to the Borrowers in the form of paid-in-capital or for capital stock or other equity of the Borrowers on terms reasonably satisfactory to the Agent, or (y) an advance or loan to the Borrowers on a subordinated basis to the extent permitted by the Amended Credit Agreement (or any combination of the foregoing), in an aggregate amount of not less than $10,000,000; and (b) the date when (w) all the Secured Obligations have been fully and indefeasibly paid in cash, (x) the Lenders have no further commitment to make any Loans under the Amended Credit Agreement, (y) the Agent shall have no further obligation to issue any Letters of Credit, and
(z) the Lenders have no further obligation to extend financial accommodations under the Rate Agreements, if applicable, at which time the Agent shall reassign and deliver to the Grantor, or to such person or persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantor.

15. Notices. All communications and notices hereunder shall be in writing and given as provided in the Amended Credit Agreement.

16. Further Assurances. The Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder. The Grantor authorizes the Agent to file financing statements under the Uniform Commercial Code describing the Collateral (and the Agent shall promptly send copies of any such financing statements to the Grantor).

17. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, and except that the Agent may not assign its rights hereunder, except in connection with a resignation of the Agent and the appointment of a substitute Agent in the manner permitted by the Amended Credit Agreement.

18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

19. Amended Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Amended Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Amended Credit Agreement shall control. Nothing herein shall require the Grantor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

20. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent.

22. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.





                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                        R.A.B. ENTERPRISES, INC.



                                        By: /s/ Richard A. Bernstein
                                            ------------------------------------
                                              Name:  Richard A. Bernstein
                                              Title: Chairman


                                        THE CHASE MANHATTAN BANK, as Agent



                                        By: /s/ Michael J. Miller
                                            ------------------------------------
                                              Name:  Michael J. Miller
                                              Title: Vice President

                                   SCHEDULE I
                               to Pledge Agreement



GRANTOR: R.A.B. ENTERPRISES, INC.

                                                                                                                        Percentage
                                                                                                                            of
                                                            Certificate           Par Value,        Number of           Outstanding
Stock Issuer                      Type of Interests           No(s).              if applicable     Shares/Units         Interests
------------                      -----------------         -----------           -------------     ------------         ---------

Millbrook Distribution            Common Stock                  2                     $0.01              1,000              100%
Services Inc.

The B. Manischewitz               Units                         1                                     6,042.60             60.4%
Company, LLC


Description of Pledged Debt

                                                                                  Original
                                  Description of            Maturity              Principal
Obligation Issuer                 Obligation                Date                  Amount
-----------------                 ----------                ----                  ------
Millbrook Distribution            Subordinated              November 1, 2005      $21,300,000
Services Inc.                     Promissory Note

The B. Manischewitz               Subordinated              November 1, 2005      $38,800,000
Company LLC                       Promissory Note*